UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Forbes Energy Services Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

0 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on june I 0, 20 16 FORBES ENERGY SERVICES LTD. Meetine Information Meeting Type: Annual Meeting For holders as of: April I I, 2016 Date: June 10, 2016 Time:9:00 AM CDT Location: Hyatt Regency 1200 Lou i:ma Street Houston, Texas 77002 I M "M' 0 8 FORBES ENERGY SERVICES LTD , 3000 Sou t h Business Hwy 281 Alice , TX 78332 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these sh a res. This communication presents only a n overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all ofthe important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

0 M - Before You Vote - How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: I. Annual Report 2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrowxxxx xxxx xxxx xxxxl (located on the following page) and visit: www.proxyvote.com How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: I) BY INTERNET: www.proxyvote.com 2) BYTELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow lxxxxxxxxxxxxxxxxl (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 29, 2016 to facilitate timely delivery. - How To Vote - Please Choose One of the Following Voting Methods "'I Cl) ""0 ' g Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com Have the information that is printed in the box marked by the arrow I xxxx xxxx xxxx xxxxl available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

I Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Dale W Bossert 06 William W. Sherrill 02 Travis H Burris 03 John E Crisp 04 Charles C Forbes, Jr 05 Ted A Izatt The Board of Directors recommends you vote FOR proposals 2 and 3. 2 s Certificate of Formation to effect a reverse stock split of our issued at a ratio and effective of directors and to effect a a date in such a ratio as is to be in the par value of the Company's common 3. Ratification of Selection of Auditors To ratify the independent registered public accounting firm for the fi ntment of BDO USA, LLP as the Company's year 2016 NOTE: Such other business as may properly come before the meeting or any adjournment thereof